UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2024 (May 16, 2024)
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OTIS WORLDWIDE CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-39221	83-3789412
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Carrier Place
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code
(860) 674-3000
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	OTIS	New York Stock Exchange
0.318% Notes due 2026	OTIS/26	New York Stock Exchange
0.934% Notes due 2031	OTIS/31	New York Stock Exchange

Section 5—Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders.

Otis Worldwide Corporation (“Otis” or "Company") held its 2024 Annual Meeting of Shareholders on May 16, 2024. As of March 18, 2024, the record date for the meeting, 404,180,723 shares of Otis common stock were issued and outstanding. A quorum of 359,019,252 shares of common stock was represented at the meeting.

Shareholders voted on the following matters, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2024, and cast their votes as described below:

1)    The following individuals were elected to serve as directors for a term expiring at the 2025 Annual Meeting of Shareholders or upon the election and qualification of their successors. The voting results for each nominee are as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas A. Bartlett	333,090,754	473,797	310,303	25,144,398
Jeffrey H. Black	330,777,239	2,791,606	306,009	25,144,398
Jill C. Brannon	333,077,525	500,451	296,878	25,144,398
Nelda J. Connors	332,526,902	1,037,581	310,371	25,144,398
Kathy Hopinkah Hannan	332,956,624	614,894	303,336	25,144,398
Shailesh G. Jejurikar	327,025,626	6,525,314	323,914	25,144,398
Christopher J. Kearney	332,990,901	572,067	311,886	25,144,398
Judith F. Marks	311,680,196	18,395,045	3,799,613	25,144,398
Margaret M. V. Preston	331,294,140	2,287,992	292,722	25,144,398
Shelley Stewart, Jr.	332,808,617	750,262	315,975	25,144,398
John H. Walker	333,022,940	538,070	313,844	25,144,398

2)    A proposal that shareholders approve, on an advisory basis, the compensation of Otis’ named executive officers. The proposal was approved and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
295,869,858	36,552,568	1,452,428	25,144,398

3)    A proposal to appoint PricewaterhouseCoopers LLP, a firm of independent registered public accountants, to serve as Otis’ Independent Auditor for 2024 until the next annual meeting in 2025. The proposal was approved and the voting results are as follows:

Votes For	Votes Against	Abstentions
358,111,417	567,055	340,780

4)    A proposal regarding the adoption of a revised policy on majority voting in director elections. The proposal was not approved and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,695,754	293,386,557	792,543	25,144,398

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTIS WORLDWIDE CORPORATION
(Registrant)

Date: May 20, 2024	By:	/s/ TOBY SMITH
Toby Smith
Senior Vice President, Corporate Secretary